Benefit Plans Benefit Plans Post Retirement Medical Plan Accumulated Other Comprehensive Income (Details) (Postretirement Medical Plan [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Postretirement Medical Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Prior service cost (credit)	$ 39	$ 0
Net actuarial loss (gain)	407	(1)
Total	$ 446	$ (1)